Subsequent Events	12 Months Ended
Dec. 31, 2018
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Subsequent Events

Note 32: Subsequent Events

2019 dividends

In February 2019, the Company announced a $0.04 per share increase in the annualized dividend to $1.44 per common share, which was approved by the Company’s board of directors. A quarterly dividend of $0.36 per share will be paid on March 20, 2019 to shareholders of record as of March 8, 2019.

Pension contribution

In February 2019, the Company contributed $167 million to its TTC plan to satisfy U.K. pension law funding obligations arising from the sale of the Company’s 55% interest in its Financial & Risk business.

Share repurchases

In February 2019, the Company announced plans to repurchase up to an additional $250 million of its common shares in 2019. The completion of this program will depend on factors such as market conditions, share price and other opportunities to invest capital for growth.